UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC
                              20549


                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report: August 7, 1996

                      ANGELES PARTNERS XIV
     (Exact name of registrant as specified in its charter)


           CALIFORNIA            0-14248          95-3959771
(State or other jurisdiction of(Commission     (I.R.S. Employer
incorporation or organization)File Number)      Identification
                                                   Number)


                  One Insignia Financial Plaza
                      Post Office Box 1089
                Greenville, South Carolina  29602
             (Address of Principal Executive Office)


Registrant's telephone number, including area code (864) 239-1000

Item 2. Acquisition or Disposition of Assets

On August 7, 1996, Angeles Partners XIV, a California limited partnership (the "Partnership"), sold Building 63 in the Dayton Industrial Complex. Building 63, located in Vandalia, Ohio, was sold to an unaffiliated party, ABMD, LTD., an Ohio limited liability company. The Managing General Partner believed that the sale of the property was in the best interest of the Partnership. The gross selling price for Building 63 was $1,950,000.





Item 7. Financial Statements and Exhibits

(c)     Exhibits

        See Exhibit Index


                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           ANGELES PARTNERS XIV

                           By:  Angeles Realty Corporation II
                                Managing General Partner


                           By:  /s/ Carroll D. Vinson
                                Carroll D. Vinson
                                President


                           By:  /s/ Robert D. Long, Jr.
                                Robert D. Long, Jr.
                                Vice President/CAO


                           Date:August 22, 1996




                          EXHIBIT INDEX



Exhibit


10.36 Purchase Agreement - between Angeles Partners XIV and ABMD, LTD., dated July 30, 1996.

10.37   Assignment of Service  Agreements -  by Angeles Partners  XIV to  ABMD,
        LTD.

10.38   Assignment of Licenses and Permits -  by Angeles Partners XIV  to ABMD,
        LTD.

10.39 Assignment of Warranties and Guarantees - by Angeles Partners XIV to ABMD, LTD.

10.40   Bill of Sale and Assignment - by Angeles Partners XIV to ABMD, LTD.

10.41   Limited Warranty Deed - by Angeles Partners XIV to ABMD, LTD.

10.42 Assignment and Assumption of Leases and Subleases - by Angeles Partners XIV to ABMD, LTD.